SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 ---------------


Date of Report (Date of earliest event reported) October 20, 1999


                                 AQUAGENIX, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                       0-24490              65-0419263
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(State or other jurisdiction        (Commission           (IRS Employer
 or incorporation)                  File Number)        Identification No.)


           6500 Northwest 15th Avenue, Fort Lauderdale, Florida 33309
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (954) 975-7771
                                                   --------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

         On October 20, 1999, the United States Bankruptcy Court for the Southern District of Florida ("Bankruptcy Court"), in furtherance of the Chapter 11 Proceedings for Aquagenix, Inc. and Aquagenix Land Water Technologies, Inc. (collectively "Aquagenix"), entered an Order entitled "Order Granting Debtors in Possessions' Emergency Motion for Order Approving Certain Provisions of Letter of Intent; Competitive Bid Procedures in Connection with Sale of Debtors' Assets; Shortening Notice Period and Setting Date and Procedure for Hearing to Authorize Sale of Debtors' Assets." (Exhibit 99.2).

Pursuant to the terms of the above Order, the Bankruptcy Court ordered that the Company issue a "Notice to Equity Security Holders of Proposed Sale of Assets." (Exhibit 99.1). Pursuant to the terms of this Order, there will be a sale of substantially all Aquagenix assets conducted on November 9, 1999, at 1:30 p.m. at the United States Bankruptcy Court, 299 East Broward Boulevard, Fort Lauderdale, Florida or such adjacent location as may be announced in the Court. This sale will be to Rodney Longman, or assigns, for the purchase price of $1,600,000; or for such higher or better offer as may be received at the time of the aforesaid sale.

These actions stem from an order granting emergency motion to approve post-petition financing by the Bankruptcy Court on October 13, 1999, where the Bankruptcy Court approved Aquagenix's emergency motion to approve post-petition financing, post-petition financing by Rodney Longman and other matters consistent with the motion to grant emergency post-petition financing. (Exhibit 99.3).

Item 7.           Financial Statements and Exhibits

         The following exhibits are filed with this report:

         Exhibit No.                Title
         -----------                -----

         99.1                       Notice to Equity Security Holders of
                                    proposed Sale of Assets

         99.2 Order Granting Debtors-In-Possession Emergency Motion For Order Approving Certain Provisions Of Letter Of Intent; Competitive Bid Procedures In Connection W\with Sale Of Debtors' Assets; Shortening Notice Period And Setting Date And Procedure For Hearing To Authorize Sale Of Debtors' Assets

         99.3                       Order Granting Emergency Motion to Approve
                                    Post-Petition Financing

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AQUAGENIX, INC.


                                             By:  /s/ Russell Thompson
                                             -------------------------
                                                  Russell Thompson, President


DATED:  October 22, 1999


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